UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K
_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2004

    The Interpublic Group of Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1- 6686	13- 1024020

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1114 Avenue of the Americas, New York, New York		10036

(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Interpublic Group of Companies, Inc. (the "Registrant") is filing this Current Report on Form 8-K to provide certain exhibits to the Registration Statement on Form S-3 (File No. 333-109384) (the "Registration Statement") previously filed by the Registrant with the Securities and Exchange Commission, as set forth in greater detail below in Item 9.01.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits
Exhibit 5.1:	Opinion of Nicholas J. Camera, Esq., Senior Vice President, General Counsel and Secretary of the Registrant relating to the $250,000,000 aggregate principal amount of 5.40% notes due 2009 issued by the Registrant on November 18, 2004 pursuant to the Registration Statement.

Exhibit 5.2:	Opinion of Nicholas J. Camera, Esq., Senior Vice President, General Counsel and Secretary of the Registrant relating to the $350,000,000 aggregate principal amount of 6.25% notes due 2014 issued by the Registrant on November 18, 2004 pursuant to the Registration Statement.

Exhibit 23.1:	Consent of Nicholas J. Camera, Esq., Senior Vice President, General Counsel and Secretary of the Registrant (included in Exhibit 5.1).

Exhibit 23.2:	Consent of Nicholas J. Camera, Esq., Senior Vice President, General Counsel and Secretary of the Registrant (included in Exhibit 5.2).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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THE INTERPUBLIC GROUP OF COMPANIES, INC.

Date: November 23, 2004	By:	/s/ Nicholas J. Camera
Nicholas J. Camera
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 5.1:	Opinion of Nicholas J. Camera, Esq., Senior Vice President, General Counsel and Secretary of the Registrant relating to the $250,000,000 aggregate principal amount of 5.40% notes due 2009 issued by the Registrant on November 18, 2004 pursuant to the Registration Statement.

Exhibit 5.2:	Opinion of Nicholas J. Camera, Esq., Senior Vice President, General Counsel and Secretary of the Registrant relating to the $350,000,000 aggregate principal amount of 6.25% notes due 2014 issued by the Registrant on November 18, 2004 pursuant to the Registration Statement.

Exhibit 23.1:	Consent of Nicholas J. Camera, Esq., Senior Vice President, General Counsel and Secretary of the Registrant (included in Exhibit 5.1).

Exhibit 23.2:	Consent of Nicholas J. Camera, Esq., Senior Vice President, General Counsel and Secretary of the Registrant (included in Exhibit 5.2).